UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1 – Reports to Stockholders – The Report to Shareholders is attached herewith.

Aberdeen Global Income Fund, Inc. (FCO)

Annual Report
October 31, 2015

Aberdeen
Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for 12 months beginning with the June 30, 2015 distribution payment. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2015 consisted of 90% net investment income and 10% return of capital.

In January 2016, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2015 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2015. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was -10.3% for the fiscal year ended October 31, 2015 and 6.8% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the fiscal year ended October 31, 2015 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price and NAV

For the fiscal year ended October 31, 2015, based on market price, the Fund’s total return was -15.5% assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 23.1% over the fiscal year, from $10.55 on October 31, 2014 to $8.11 on October 31, 2015. The Fund’s share price on October 31, 2015 represented a discount of 13.5% to the NAV per share of $9.38 on that date, compared with a discount of 8.2% to the NAV per share of $11.49 on October 31, 2014.

Credit Quality

As of October 31, 2015, 67.8% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s1 or Moody’s Investors Services, Inc.2

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended October 31, 2015 totaled $0.84 per share. Based on the share price of $8.11 on October 31, 2015, the distribution rate over the 12-month period ended October 31, 2015 was 10.4%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 10, 2015 and December 9, 2015, the Fund announced that it will pay, on November 30, 2015 and January 12, 2016, a distribution of US $0.07 per share to all shareholders of record as of November 23, 2015 and December 31, 2015, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for twelve months, beginning with the June 30, 2015 distribution payment. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2016.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2015 and fiscal year ended October 31, 2014, the Fund repurchased 350,802 and 208,590 shares, respectively.

Revolving Credit Facility and Leverage

The Fund’s revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2014. On November 26, 2014 and August 11, 2015, the Fund paid down $5,000,000 and $3,500,000, respectively, of the revolving credit facility. The outstanding balance on the loan as of October 31, 2015 was $31,500,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room

(1)

Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

(2)

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial adviser or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeenfco.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Contact us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenfco.com
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email us: InvestorRelations@aberdeen-asset.com
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Core global bond yields fell over the 12-month period ended October 31, 2015. Loose monetary conditions, spurred by still-cloudy economic prospects and rising disinflation risks, buoyed investor sentiment throughout much of the period. Notably, the European Central Bank (ECB) indicated it was ready to expand its asset purchases, while the U.S. Federal Reserve (Fed) wavered on interest rate hikes, despite signals that a U.S. monetary policy tightening cycle was imminent. Heightened risk aversion provided additional support to the global bond market after China devalued its currency, which investors feared pointed to a worse-than-expected economic growth outlook. However, bonds subsequently sold off in response to reports that the Chinese government was selling U.S. Treasuries in a bid to stabilize the yuan, and several Fed members alluded to a U.S. interest rate hike in December. Over the reporting period, 10-year U.S. Treasury yields fell by roughly 19 basis points, ending at 2.14%. The prospect of higher U.S. rates led to the sharp depreciation of G10 currencies, but the British sterling proved relatively resilient as economic data improved and Prime Minister David Cameron unexpectedly won re-election by a wide margin.

In Canada, the bond market rally over the reporting period was bolstered by downgrades to growth forecasts and the central bank’s two rate cuts. Justin Trudeau led the Liberal party to victory in the federal election, promising to increase spending for job creation and infrastructural projects. In the UK, mid- to long-dated bonds performed well over the period. However, short-term bonds lagged as the Bank of England (BoE), like the Fed, appeared set to normalize monetary policy due to upbeat personal income and gross domestic product (GDP) data.

Australia’s yield curve shifted sharply lower as the central bank cut rates twice early in the period and subsequently acknowledged the need for monetary policy to remain accommodative. Second-quarter 2015 GDP growth was weaker than expected, although unemployment was largely stable; business and consumer confidence improved towards the end of the reporting period. Malcolm Turnbull ousted Tony Abbott as leader of the Liberal Party and was sworn in as prime minister – the fifth leadership change in as many years. In New Zealand, monetary policy was also loosened as weak agricultural prices hampered economic growth.

Most Asian government bonds posted decent gains over the reporting period, with India and China outperforming as their central banks were among the most aggressive in trimming rates. Regarding currencies, the Indian rupee and Chinese yuan weakened against the U.S. dollar but were among the more resilient regional currencies.

Meanwhile, the Chinese government took a step towards internationalizing the yuan by allowing market forces to determine its value. Indonesian bonds performed relatively well, despite massive foreign investments in government securities, which made the market susceptible to selling pressure in the face of U.S. dollar strength.

Emerging markets elsewhere did not fare as well as Asia. Mexican bonds weakened amid expectations for the central bank to follow the Fed should the latter hike rates in December. This occurred despite ongoing domestic and external headwinds. Going against the monetary policy easing bias in most emerging markets, Mexico’s central bank hiked rates three times over the reporting period, as it sought to curb inflation. A cabinet reshuffle eliminated eight ministries, in an attempt by the president to stave off an impeachment. Brazilian bonds struggled across the curve. Tumultuous politics resulting from the hung Parliament (in which no political party has a majority) in June weighed on Turkey’s bonds. But at of the end of the reporting period, the Justice and Development Party (AKP) regained its Parliamentary majority in snap elections. The Mexican peso, Brazilian real and Turkish lira all lost ground over the reporting period.

Fund performance review

The main detractors from Fund performance for the reporting period were the allocations to local-currency emerging-market bonds, as currencies such as the Indonesian rupiah, Brazilian real, Mexican peso and Turkish lira all depreciated against the U.S. dollar.

Within the Fund’s developed-markets portfolios, the interest-rate strategy in the UK was the main detractor from performance. The allocation to Canadian bonds also hindered Fund performance as the Canadian dollar weakened sharply against the U.S. dollar over the period. However, this was mitigated by the positive contribution from the Fund’s underweight to the Australian dollar.

Regarding derivatives, the Fund’s use of currency forwards had a positive impact on performance, which was attributable primarily to hedging of the Australian dollar and New Zealand dollar. This was slightly offset by the negative impact of the use of currency forwards to gain exposure to the Mexican peso and Turkish lira. The Fund’s use of swaps to hedge the leverage also was a detractor from performance over the period.

Outlook

While there has been increased uncertainty over the outlook for global monetary policy, we still believe that a Fed rate hike is imminent*. In the UK, there is mounting concern that the economy

*	The Fed subsequently raised the federal funds rate by 0.25% on December 16, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

is slowing and, in our view, the BoE appears in no hurry to raise rates until inflation picks up. We also anticipate further easing from the ECB, via either additional rate cuts or increasing the scope of its quantitative easing. In this environment, and especially given current market levels, we think that inflation protection looks particularly attractive. The euro remains our favored currency short.

In Australia, we believe that there may be a prolonged period of stable but subpar growth amid excess capacity in the labor market. The structural slowdown in China is still a major headwind, exposing commodity prices to downward pressure, even as the mining giants ramp up record supply in a bid to shake out weaker players. This, in turn, has had a negative impact on the terms of trade and diminishes the contribution to growth from net exports. Additionally, financial markets remain skittish, given uncertainty surrounding monetary policy in China and the U.S. In this environment, we see consumer prices and wage inflation remaining at the low end of the Australian central bank’s target range of 2% year-over-year, which would support its easing bias in the medium term. We also see further rate cuts in New Zealand, given low inflation and the sharp deceleration in GDP growth. Although the outlook for dairy prices has improved, prices remain low in absolute terms and production is being reduced; therefore, agriculture may be a drag on economic growth.

In the emerging markets, we feel that it is uncertain whether local-currency debt can continue the positive run seen in October. From our perspective, technical factors remain significant. Inflows are still light in certain bond markets, and also, more importantly, in many emerging-market currencies, which could drive the rally further if external factors remain benign. In our opinion, the main near-term risk is the pace of U.S. rate hikes, rather than when the U.S. starts to hike rates. Further oil price volatility also may potentially weigh on the Brazilian economy, while fractious politics would hurt investor sentiment in Turkey, in our view.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $60,000,000. Prior to October 5, 2015, the Fund was required to maintain a NAV of no less than $75,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. On November 21, 2014, the Fund exited $5,000,000 in notional value of a swap maturing on November 4, 2024. On August 6, 2015, the Fund exited $3,500,000 in notional value of a swap maturing on November 1, 2017. As of October 31, 2015, the Fund held interest rate swap agreements with an aggregate notional amount of $31,500,000, which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2015	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
24 months	Receive	16.5	0.84
108 months	Receive	15.0	2.44

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2015. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-10.3%	-4.6%	1.2%	4.6%
Market Value	-15.5%	-9.6%	-1.2%	3.7%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relation services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2015 was 2.55%. The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2015 was 2.56%. The net operating expense ratio, excluding interest expense, net of fee waivers, based on the fiscal year ended October 31, 2015 was 2.09%. These ratios include a one-time expense associated with the January 2011 shelf offering costs attributed to the registered but unsold shares that expired in January 2015. See Note 5 in the Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2015, 67.8% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2015 compared with the previous six and twelve months.

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	C/CCC** %	NR*** %
October 31, 2015	30.3	33.2	4.3	8.3	12.9	8.1	1.5	1.4
April 30, 2015*	31.9	31.6	3.3	11.3	10.7	6.8	1.8	2.6
October 31, 2014	38.5	26.0	4.0	14.0	9.0	5.5	2.3	0.7

*	Unaudited
**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investor Service if ratings differ. These rating agencies were selected because they are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2015, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2015	71.5	12.9	15.6
April 30, 2015*	72.2	10.3	17.5
October 31, 2014	72.6	11.7	15.7

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2015, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2015	95.8	2.8	1.4
April 30, 2015*	93.9	2.6	3.5
October 31, 2014	92.9	3.0	4.1

*	Unaudited

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2015, the average maturity of the Fund’s total investments was 10.3 years, compared with 9.2 years at April 30, 2015 and 7.8 years at October 31, 2014. The table below shows the maturity composition of the Fund’s investments as of October 31, 2015, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2015	15.6	8.8	46.9	28.7
April 30, 2015*	18.7	5.6	45.7	30.0
October 31, 2014	29.5	7.7	38.8	24.0

*	Unaudited

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2015 and the previous six and twelve month periods.

	October 31, 2015	April 30, 2015	October 31, 2014
Australia
90 day Bank Bills	2.11%	2.25%	2.74%
10 yr bond	2.40%	2.49%	3.19%
Australian Dollar	$0.71	$0.79	$0.88
Canada
90 day Bank Bills	0.84%	1.00%	1.28%
10 yr bond	1.54%	1.58%	2.05%
Canadian Dollar	$0.76	$0.83	$0.89
New Zealand
90 day Bank Bills	2.98%	3.64%	3.71%
10 yr bond	3.30%	3.45%	3.99%
New Zealan Dollar	$0.68	$0.76	$0.78
United Kingdom
90 day Bank Bills	0.58%	0.57%	0.55%
10 yr bond	1.92%	1.83%	2.25%
British Pound	£1.54	£1.54	£1.60
South Korea
90 day commercial paper	1.57%	1.80%	2.14%
10 yr bond	2.11%	2.41%	2.65%
South Korean Won*	~~W~~1140.05	~~W~~1072.00	~~W~~1068.73
Thailand
90 day deposits	1.00%	1.00%	1.13%
10 yr bond	2.65%	2.48%	3.33%
Thai Baht*	~~B~~35.57	~~B~~32.97	~~B~~32.57
Mexico
90 day T-Bills	3.18%	3.06%	n/a
10 yr bond	6.00%	5.91%	n/a
Mexican Peso	$16.53	$15.36	n/a
Malaysia
3-month T-Bills	2.96%	2.93%	3.30%
10 yr bond	4.37%	3.85%	3.84%
Malaysian Ringgit*	~~R~~4.30	~~R~~3.56	~~R~~3.29
Brazil
3-month T-Bills	14.28%	13.37%	n/a
10 yr bond	15.89%	12.80%	n/a
Brazilian Real	R$3.84	R$3.00	n/a
U.S.$ Bonds**
Mexico	3.67%	3.42%	n/a
Indonesia	4.44%	3.89%	n/a
Philippines	1.57%	1.78%	2.26%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian, Canadian and New Zealand Dollars and British Pound are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2015

	Principal Amount (000)	Description	Value (US$)

CORPORATE BONDS—22.9%
AUSTRALIA—0.9%
AUD	500	DnB NOR Boligkreditt, 6.25%, 06/08/2016	$364,373
AUD	500	National Capital Trust III, 3.13%, 09/30/2016 (a)(b)(c)	352,735
			717,108
BANGLADESH—0.2%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 05/06/2017 (a)(d)	206,000
BARBADOS—0.3%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 08/11/2019 (a)(d)	223,650
BRAZIL—1.8%
USD	420	Marfrig Overseas Ltd., 9.50%, 11/30/2015 (a)(d)	420,000
USD	420	OAS Financial Ltd., 8.88%, 04/25/2018 (a)(b)(d)(e)(f)	33,600
USD	560	Petrobras Global Finance BV, 5.75%, 01/20/2020	477,932
USD	490	Petrobras International Finance Co., 5.38%, 01/27/2021	398,738
USD	240	QGOG Atlantic, 5.25%, 11/30/2016 (a)(d)	165,333
			1,495,603
CHILE—0.7%
USD	200	Empresa Nacional del Petroleo, 4.38%, 10/30/2024 (d)	200,316
USD	400	SACI Falabella, 3.75%, 04/30/2023 (d)	395,176
			595,492
CHINA—0.3%
USD	210	Country Garden Holdings Co. Ltd., 7.50%, 03/09/2018 (a)(d)	222,654
DOMINICAN REPUBLIC—0.3%
USD	250	AES Andres Dominicana Ltd., 9.50%, 11/16/2015 (a)(d)	251,563
GEORGIA—0.8%
USD	250	Georgian Oil and Gas Corp., 6.88%, 05/16/2017 (d)	250,850
USD	400	Georgian Railway JSC, 7.75%, 07/11/2022 (d)	417,883
			668,733
GUATEMALA—0.6%
USD	200	Comunicaciones Celulares SA, 6.88%, 02/06/2019 (a)(d)	159,500
USD	300	Industrial Subordinated Trust, 8.25%, 07/27/2021 (d)	315,000
			474,500
HONG KONG—0.3%
USD	210	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (a)(d)	226,123
INDIA—0.5%
USD	210	ABJA Investment Co. Pte Ltd., 5.95%, 07/31/2024 (d)	195,493
USD	210	ICICI Bank Ltd., 6.38%, 04/30/2017 (a)(c)(d)	215,502
			410,995
INDONESIA—1.0%
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (d)	349,555
USD	560	Pertamina Persero PT, 5.63%, 05/20/2043 (d)	465,640
			815,195

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2015

	Principal Amount (000)	Description	Value (US$)

CORPORATE BONDS (continued)
KAZAKHSTAN—2.6%
USD	570	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	$469,828
USD	200	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	164,852
USD	600	KazMunayGas National Co. JSC, 7.00%, 05/05/2020 (d)	623,753
USD	570	KazMunayGas National Co. JSC, 9.13%, 07/02/2018 (d)	628,585
USD	310	Zhaikmunai LP Via Zhaikmunai International BV, 7.13%, 11/13/2016 (a)(d)	252,650
			2,139,668
MEXICO—2.3%
USD	250	Alfa SAB de CV, 6.88%, 09/25/2043 (a)(d)	249,062
USD	200	Cemex Finance LLC, 9.38%, 10/12/2017 (a)(d)	217,500
USD	280	Pemex Project Funding Master Trust, 6.63%, 06/15/2035	275,450
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041	374,322
USD	130	Petroleos Mexicanos, 6.63%, 06/15/2038	125,288
USD	200	Sixsigma Networks Mexico SA de CV, 8.25%, 11/07/2017 (a)(d)	195,000
USD	270	Tenedora Nemak SA de CV, 5.50%, 02/28/2018 (a)(d)	276,075
USD	240	Unifin Financiera SAPI de CV SOFOM ENR, 6.25%, 07/22/2017 (a)(d)	231,600
			1,944,297
NEW ZEALAND—0.8%
NZD	1,000	General Electric Capital Corp., 6.75%, 09/26/2016	698,974
NIGERIA—0.3%
USD	250	GTB Finance BV, 7.50%, 05/19/2016 (d)	252,777
PARAGUAY—0.3%
USD	250	Banco Regional SAECA, 8.13%, 01/24/2019 (d)	256,250
PERU—0.5%
USD	140	InRetail Consumer, 5.25%, 10/10/2018 (a)(d)	142,100
USD	84	Southern Copper Corp., 3.88%, 04/23/2025	79,233
USD	160	Union Andina de Cementos SAA, 5.88%, 10/30/2018 (a)(d)	160,200
			381,533
RUSSIA—2.6%
USD	400	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021 (d)	412,000
USD	100	EDC Finance Ltd., 4.88%, 04/17/2020 (d)	89,000
USD	220	Evraz Group SA, 6.50%, 04/22/2020 (d)	212,740
USD	310	Gazprom Neft OAO Via GPN Capital SA, 4.38%, 09/19/2022 (d)	275,187
USD	300	Lukoil International Finance BV, 4.56%, 04/24/2023 (d)	278,214
USD	200	OJSC Novolipetsk Steel via Steel Funding Ltd., 4.95%, 09/26/2019 (d)	197,800
USD	107	RZD Capital Ltd., 5.74%, 04/03/2017 (d)	109,942
USD	260	Sberbank of Russia Via SB Capital SA, 6.13%, 02/07/2022 (d)	266,825
USD	270	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 02/02/2021 (d)	287,070
			2,128,778
SUPRANATIONAL—4.0%
INR	48,800	European Bank for Reconstruction & Development, 6.00%, 03/03/2016	744,729
NZD	3,800	International Finance Corp., 4.63%, 05/25/2016	2,595,685
			3,340,414
TURKEY—1.0%
USD	200	Arcelik, 5.00%, 04/03/2023 (d)	187,240
USD	200	Turkcell Iletisim Hizmetleri AS, 5.75%, 10/15/2025 (d)	199,750

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2015

	Principal Amount (000)	Description	Value (US$)

CORPORATE BONDS (continued)
TURKEY (continued)
USD	200	Turkiye Sise ve Cam Fabrikalari, 4.25%, 05/09/2020 (d)	$195,740
USD	250	Yasar Holdings AS, 8.88%, 11/06/2017 (a)(d)	255,625
			838,355
UNITED ARAB EMIRATES—0.6%
USD	480	Jafz Sukuk Ltd., 7.00%, 06/19/2019 (d)	543,984
VENEZUELA—0.2%
USD	240	Petroleos de Venezuela SA, 8.50%, 11/02/2017 (d)	145,776
		Total Corporate Bonds—22.9% (cost $20,715,026)	18,978,422
GOVERNMENT BONDS—105.3%
ARGENTINA—1.3%
USD	1,110	Argentina Bonar Bonds, 7.00%, 04/17/2017	1,100,997
ARMENIA—0.5%
USD	400	Republic of Armenia, 144A, 6.00%, 09/30/2020 (d)	395,384
AUSTRALIA—21.5%
AUD	800	Australia Government Bond, 3.25%, 04/21/2029 (d)	590,629
AUD	4,100	Australia Government Bond, 3.75%, 04/21/2037 (d)	3,143,865
AUD	1,600	Australia Government Bond, 4.50%, 04/21/2033 (d)	1,353,943
AUD	2,300	Australia Government Bond, 4.75%, 04/21/2027 (d)	1,959,988
AUD	3,210	Australia Government Bond, 5.50%, 04/21/2023 (d)	2,770,690
AUD	3,200	New South Wales Treasury Corp., 6.00%, 04/01/2016	2,319,898
AUD	1,500	New South Wales Treasury Corp., 6.00%, 02/01/2018	1,165,074
AUD	1,500	Queensland Treasury Corp., 6.00%, 02/21/2018 (d)	1,164,707
AUD	1,600	Queensland Treasury Corp., 6.00%, 06/14/2021 (d)(g)	1,354,856
AUD	1,300	Queensland Treasury Corp., 6.00%, 07/21/2022 (d)	1,111,073
AUD	1,115	Treasury Corp. of Victoria, 6.00%, 06/15/2020	926,339
			17,861,062
BRAZIL—2.2%
BRL	7,210	Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2023	1,430,357
USD	400	Brazilian Government International Bond, 7.13%, 01/20/2037	389,000
			1,819,357
CANADA—17.9%
CAD	3,400	Canadian Government Bond, 2.50%, 06/01/2024	2,818,885
CAD	1,500	Canadian Government Bond, 3.50%, 12/01/2045	1,440,808
CAD	3,790	Canadian Government Bond, 4.00%, 06/01/2016	2,956,612
CAD	2,000	Canadian Government Bond, 8.00%, 06/01/2023	2,264,576
CAD	2,000	Canadian Government Bond, 9.00%, 06/01/2025	2,546,375
CAD	2,000	Hydro Quebec, 9.63%, 07/15/2022	2,257,112
CAD	500	Ontario Electricity Financial Corp., 8.50%, 05/26/2025	574,839
			14,859,207
COLOMBIA—0.2%
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	139,200

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2015

	Principal Amount (000)	Description	Value (US$)

GOVERNMENT BONDS (continued)
COSTA RICA—0.3%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (d)	$225,000
DOMINICAN REPUBLIC—1.5%
USD	410	Dominican Republic International Bond, 5.88%, 04/18/2024 (d)	417,175
USD	160	Dominican Republic International Bond, 7.50%, 05/06/2021 (d)	174,000
USD	530	Dominican Republic International Bond, 8.63%, 04/20/2027 (d)	625,400
			1,216,575
EGYPT—0.5%
USD	430	Egypt Government International Bond, 5.88%, 06/11/2025 (d)	402,050
ETHIOPIA—0.6%
USD	500	Federal Democratic Republic of Ethiopia, 6.63%, 12/11/2024 (d)	463,750
GABON—0.2%
USD	200	Gabonese Republic, 6.95%, 06/16/2025 (d)	174,730
GHANA—0.6%
USD	550	Republic of Ghana, 8.13%, 01/18/2026 (d)	467,087
HONDURAS—0.7%
USD	530	Honduras Government International Bond, 7.50%, 03/15/2024 (d)	560,475
INDONESIA—1.9%
USD	850	Indonesia Government International Bond, 5.88%, 01/15/2024 (d)	938,496
USD	200	Indonesia Government International Bond, 6.75%, 01/15/2044 (d)	226,338
IDR	5,600,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	381,348
			1,546,182
IRAQ—0.5%
USD	550	Republic of Iraq, 5.80%, 12/14/2015 (a)(d)	402,875
IVORY COAST—0.9%
USD	600	Ivory Coast Government International Bond, 5.75%, 12/31/2032 (d)(h)	534,000
USD	200	Ivory Coast Government International Bond, 6.38%, 03/03/2028 (d)	184,250
			718,250
JAMAICA—0.5%
USD	400	Jamaica Government International Bond, 7.88%, 07/28/2045	404,000
KAZAKHSTAN—0.6%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024 (d)	486,462
MEXICO—1.8%
MXN	6,110	Mexican Bonos, 7.50%, 06/03/2027	407,566
MXN	9,950	Mexican Bonos, 7.75%, 11/13/2042	675,947
USD	350	Mexico Government International Bond, 6.05%, 01/11/2040	395,500
			1,479,013
MONGOLIA—0.6%
USD	220	Development Bank of Mongolia LLC, 5.75%, 03/21/2017 (d)(g)	212,858
USD	400	Mongolia Government International Bond, 5.13%, 12/05/2022 (d)	333,473
			546,331

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2015

	Principal Amount (000)	Description	Value (US$)

GOVERNMENT BONDS (continued)
MOZAMBIQUE—0.5%
USD	500	Mozambique EMATUM Finance 2020 BV, 6.31%, 09/11/2020 (d)(g)	$444,464
NEW ZEALAND—17.8%
NZD	3,100	New Zealand Government Bond, 3.00%, 04/15/2020 (d)	2,121,479
NZD	1,700	New Zealand Government Bond, 4.50%, 04/15/2027 (d)	1,279,603
NZD	7,900	New Zealand Government Bond, 5.50%, 04/15/2023 (d)	6,227,601
NZD	6,555	New Zealand Government Bond, 6.00%, 05/15/2021 (d)	5,154,638
			14,783,321
PHILIPPINES—0.1%
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	49,266
ROMANIA—1.5%
USD	1,090	Romanian Government International Bond, 6.13%, 01/22/2044 (d)	1,289,969
RUSSIA—2.1%
RUB	39,560	Russian Federal Bond – OFZ, 7.05%, 01/19/2028	498,745
RUB	21,610	Russian Federal Bond – OFZ, 7.50%, 03/15/2018	321,014
USD	200	Russian Foreign Bond – Eurobond, 4.88%, 09/16/2023 (d)	206,740
USD	700	Vnesheconombank Via VEB Finance PLC, 6.90%, 07/09/2020 (d)	714,224
			1,740,723
RWANDA—0.6%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023 (d)	337,646
USD	200	Rwanda International Government Bond, 144A, 6.63%, 05/02/2023 (d)	192,941
			530,587
SENEGAL—0.4%
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021 (d)	354,420
SOUTH AFRICA—1.2%
USD	710	Eskom Holdings Ltd., 5.75%, 01/26/2021 (d)	659,441
ZAR	3,000	South Africa Government Bond, 8.00%, 12/21/2018	220,323
USD	100	South Africa Government International Bond, 6.25%, 03/08/2041	111,125
			990,889
TANZANIA—0.2%
USD	200	Tanzania Government International Bond, 6.54%, 03/09/2020 (c)(d)(i)	193,750
TUNISIA—0.5%
USD	450	Banque Centrale de Tunisie SA, 5.75%, 01/30/2025 (d)	421,947
TURKEY—2.1%
TRY	570	Turkey Government Bond, 6.30%, 02/14/2018	181,339
TRY	1,440	Turkey Government Bond, 10.40%, 03/20/2024	512,698
TRY	700	Turkey Government Bond, 10.70%, 02/24/2016	240,344
USD	200	Turkey Government International Bond, 5.63%, 03/30/2021	215,000
USD	520	Turkey Government International Bond, 6.25%, 09/26/2022	577,200
			1,726,581
UNITED KINGDOM—22.2%
GBP	5,155	United Kingdom Gilt, 2.00%, 09/07/2025 (d)	8,006,308

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2015

	Principal Amount (000)	Description	Value (US$)

GOVERNMENT BONDS (continued)
UNITED KINGDOM (continued)
GBP	2,915	United Kingdom Gilt, 4.25%, 06/07/2032 (d)	$5,673,581
GBP	2,240	United Kingdom Treasury Gilt, 4.25%, 12/07/2049 (d)	4,782,230
			18,462,119
URUGUAY—0.9%
UYU	13,135	Uruguay Government International Bond, 4.25%, 04/05/2027 (j)	392,504
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036	184,690
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033 (k)	210,375
			787,569
ZAMBIA—0.4%
USD	410	Republic of Zambia, 8.97%, 07/30/2027 (d)	343,375
		Total Government Bonds—105.3% (cost $90,449,633)	87,386,967
SHORT-TERM INVESTMENT—1.6%
UNITED STATES—1.6%
	1,330	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 10/30/2015, due 11/02/2015 in the amount of $1,330,000 (collateralized by $1,370,000 U.S. Treasury Notes, maturing 11/15/2024; value $1,359,725)	1,330,000
		Total Short-Term Investment—1.6% (cost $1,330,000)	1,330,000
		Total Investments—129.8% (cost $112,494,659)	107,695,389

		Liabilities in Excess of Other Assets—(29.8)%	(24,748,788)
		Net Assets—100.0%	$82,946,601

AUD—Australian Dollar	INR—Indian Rupee	USD—U.S. Dollar
BRL—Brazilian Real	MXN—Mexican Peso	UYU—Uruguayan Peso
CAD—Canadian Dollar	NZD—New Zealand Dollar	ZAR—South African Rand
GBP—British Pound Sterling	RUB—New Russian Ruble
IDR—Indonesian Rupiah	TRY—Turkish Lira

(a)	The maturity date presented for these instruments represents the next call/put date.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2015.
(d)	Denotes a restricted security.
(e)	Security is in default.
(f)	Illiquid security.
(g)	This security is government guaranteed.
(h)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(i)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2015.
(j)	Inflation linked security.
(k)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2015

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Depreciation
Brazilian Real/United States Dollar
11/24/2015	Citibank	BRL 2,839,000	USD 735,111	$731,341	$(3,770)
Indonesian Rupiah/United States Dollar
11/24/2015	Citibank	IDR 5,000,000,000	USD 363,901	363,312	(589)
				$1,094,653	$(4,359)

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
01/14/2016	Credit Suisse	USD 4,000,000	AUD 5,504,335	$3,911,084	$88,916
United States Dollar/Brazilian Real
11/24/2015	JPMorgan Chase	USD 729,445	BRL 2,839,000	731,342	(1,897)
United States Dollar/Indonesian Rupiah
11/24/2015	JPMorgan Chase	USD 364,964	IDR 5,000,000,000	363,312	1,652
United States Dollar/New Zealand Dollar
01/22/2016	State Street Bank &TrustCo.	USD 12,500,000	NZD 18,677,624	12,574,670	(74,670)
				$17,580,408	$14,001

At October 31, 2015, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
Over-the-counter swap agreements:
USD	16,500,000	11/01/2017	Barclays	Receive	3-month LIBOR Index	0.84%	$(52,400)
Centrally cleared swap agreements:
USD	15,000,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	(734,853)
							$(787,253)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2015

Assets
Investments, at value (cost $111,164,659)	$106,365,389
Repurchase agreement, at value (cost $1,330,000)	1,330,000
Foreign currency, at value (cost $4,559,694)	4,541,812
Cash at broker for interest rate swaps	871,452
Cash at broker for futures contracts	424
Interest receivable	1,551,790
Unrealized appreciation on forward foreign currency exchange contracts	90,568
Receivable for investments sold	30,423
Prepaid expenses	33,990
Total assets	114,815,848

Liabilities
Bank loan payable (Note 7)	31,500,000
Unrealized depreciation on forward foreign currency exchange contracts	80,926
Investment management fees payable (Note 3)	73,438
Unrealized depreciation on over-the-counter interest rate swaps	52,400
Variation margin payable for centrally cleared interest rate swaps	40,418
Due to custodian	23,299
Administration fee payable (Note 3)	14,123
Interest payable on bank loan	13,491
Accrued Expenses	71,152
Total liabilities	31,869,247

Net Assets	$82,946,601

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$8,845
Paid-in capital in excess of par	102,316,040
Distributions in excess of net investment income	(1,947,991)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(9,057,259)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	3,627,111
Accumulated net realized foreign exchange losses	(2,774,880)
Net unrealized foreign exchange and forward foreign currency contract losses	(9,225,265)
Net Assets	$82,946,601
Net asset value per share based on 8,844,758 shares issued and outstanding	$9.38

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Fiscal Year Ended October 31, 2015

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $5,051)	$5,910,619
5,910,619

Expenses
Investment management fee (Note 3)	831,756
Directors’ fees and expenses	274,742
Offering costs expense (Note 5)	247,881
Administration fee (Note 3)	159,953
Investor relations fees and expenses (Note 3)	110,503
Independent auditors’ fees and expenses	78,200
Insurance expense	63,727
Reports to shareholders and proxy solicitation	63,230
Custodian’s fees and expenses	45,887
Transfer agent’s fees and expenses	28,242
Bank loan fees and expenses	17,294
Legal fees and expenses	14,190
Miscellaneous	26,490
Total operating expenses, excluding interest expense	1,962,095
Interest expense (Note 7)	430,088
Total operating expenses before reimbursed/waived expenses	2,392,183
Less: Investor relations fee waiver (Note 3)	(13,880)
Net expenses	2,378,303

Net Investment Income	3,532,316

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $6,913 capital gains tax)	(385,893)
Interest rate swaps	(264,556)
Forward and spot foreign currency exchange contracts	1,931,698
Foreign currency transactions	(7,186,636)
(5,905,387)

Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $349)	(1,413,201)
Interest rate swaps	(963,217)
Forward foreign currency exchange rate contracts	(184,714)
Foreign currency translation	(7,036,135)
(9,597,267)
Net loss from investments, interest rate swaps, futures contracts and foreign currencies	(15,502,654)
Net Decrease in Net Assets Resulting from Operations	$(11,970,338)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$3,532,316	$4,364,176
Net realized gain/(loss) from investments and interest rate swaps	(650,449)	388,940
Net realized loss from foreign currency transactions	(5,254,938)	(1,804,797)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	(2,376,418)	2,666,898
Net change in unrealized appreciation/(depreciation) on foreign currency contracts and translation	(7,220,849)	(4,306,637)
Net increase/(decrease) in net assets resulting from operations	(11,970,338)	1,308,580

Distributions to Shareholders from:
Net investment income	(6,796,976)	(8,626,949)
Tax return of capital	(768,965)	—
Net decrease in net assets from distributions	(7,565,941)	(8,626,949)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 350,802 and 208,590 shares of common stock, respectively (Note 6)	(3,170,004)	(2,237,874)
Change in net assets from capital transactions	(3,170,004)	(2,237,874)
Change in net assets resulting from operations	(22,706,283)	(9,556,243)

Net Assets:
Beginning of year	105,652,884	115,209,127
End of year (including distributions in excess of net investment income of ($1,947,991) and ($1,836,620), respectively)	$82,946,601	$105,652,884

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows

For the Fiscal Year Ended October 31, 2015

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $609,144)	$7,060,428
Operating expenses paid	(2,441,937)
Payments paid to broker for collateral on interest rate swaps	(560,467)
Purchases and sales of short-term portfolio investments, net	10,158,000
Purchases of long-term portfolio investments	(51,565,011)
Proceeds from sales of long-term portfolio investments	68,805,053
Realized gains on forward foreign currency exchange contracts closed	1,687,500
Realized losses on interest rate swap transactions	(264,556)
Payments paid to broker for futures contracts	(2)
Decrease in prepaid expenses and other assets	20,419
Net cash provided from operating activities	32,899,427
Cash flows provided from (used for) financing activities
Decrease in bank loan	(8,500,000)
Repurchase of common stock	(2,937,110)
Dividends paid to common shareholders	(7,565,941)
Payments made to broker	(10,189,130)
Net cash used for financing activities	(29,192,181)
Effect of exchange rate on cash	(6,764,310)
Net decrease in cash	(3,057,064)
Cash at beginning of year	7,598,876
Cash at end of year	$4,541,812

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net decrease in total net assets resulting from operations	$(11,970,338)
Decrease in investments	28,486,683
Net realized loss on investment transactions	385,893
Net realized foreign exchange losses	6,942,438
Net change in unrealized appreciation/depreciation on investments	1,413,201
Net change in unrealized foreign exchange gains/losses	7,220,849
Decrease in interest receivable	540,665
Increase in receivable for investments sold	(30,463)
Net decrease in other assets	20,419
Decrease in payable for investments purchased	(449,034)
Change in interest receivable/payable for closed interest rate swaps	90,277
Payments received from broker for interest rate swaps	312,473
Payments made to broker for futures contracts	(2)
Decrease in accrued expenses and other liabilities	(63,634)
Total adjustments	44,869,765
Net cash provided from operating activities	$32,899,427

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2015		2014	2013		2012	2011
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$11.49		$12.25	$13.88		$13.45	$12.92
Net investment income	0.39		0.47	0.54		0.61	0.72
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(1.71)		(0.32)	(1.33)		0.73	0.65
Total from investment operations applicable to common shareholders	(1.32)		0.15	(0.79)		1.34	1.37
Distributions to common shareholders from:
Net investment income	(0.76)		(0.93)	(0.84)		(0.92)	(0.84)
Tax return of capital	(0.08)		–	–		–	–
Total distributions	(0.84)		(0.93)	(0.84)		(0.92)	(0.84)
Capital Share Transactions:
Expenses in connection with the at-the-market stock offering (Note 5)	–		–	–		–	–
Impact of at-the-market stock offering (Note 5)	–		–	–		0.01	–
Impact of open market repurchase program (Note 6)	0.05		0.02	–		–	–
Total from capital transactions	0.05		0.02	–		0.01	–
Net asset value per common share, end of year	$9.38		$11.49	$12.25		$13.88	$13.45
Market value, end of year	$8.11		$10.55	$11.15		$14.06	$13.11

Total Investment Return Based on(b):
Market value	(15.54%	)	2.99%	(15.00%	)	14.54%	11.48%
Net asset value	(10.30%	)	2.09%	(5.49%	)(c)	10.21% (c)	11.00%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$82,947		$105,653	$115,209		$128,112	$121,652
Average net assets applicable to common shareholders (000 omitted)	$93,299		$110,812	$122,387		$123,780	$118,560
Net operating expenses, net of fee waivers	2.55%	(d)	2.18%	2.04%		2.07%	2.13%
Net operating expenses, excluding fee waivers	2.56%	(d)	n/a	n/a		n/a	n/a
Net operating expenses, excluding interest expense, net of fee waivers	2.09%	(d)	1.76%	1.68%		1.68%	1.68%
Net investment income	3.77%		3.94%	4.10%		4.50%	5.47%
Portfolio turnover	41%		59%	43%		34%	76%
Senior securities (loan facility) outstanding (000 omitted)	$31,500		$40,000	$40,000		$40,000	$40,000
Asset coverage ratio on revolving credit facility at year end	363%		364%	388%		420%	404%
Asset coverage per $1,000 on revolving credit facility at year end(e)	$3,633		$3,641	$3,880		$4,196	$4,041

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015. Please see Note 5 of the Notes to Financial Statements for further information.
(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of any long-term debt.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

October 31, 2015

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2015, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden and Switzerland. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” size that transacted at lower prices than institutional round lot trades. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for similar assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for similar investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$–	$18,978,422	$–	$18,978,422
Government Bonds	–	87,386,967	–	87,386,967
Total Fixed Income Investments	–	106,365,389	–	106,365,389
Short-Term Investment	–	1,330,000	–	1,330,000
Total Investments	$–	$107,695,389	$–	$107,695,389
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$90,568	$–	$90,568
Total Other Financial Instruments	$–	$90,568	$–	$90,568
Total Assets	$–	$107,785,957	$–	$107,785,957
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(80,926)	$–	$(80,926)
Interest Rate Swap Agreements	–	(787,253)	–	(787,253)
Total Liabilities	$–	$(868,179)	$–	$(868,179)

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the fiscal year ended October 31, 2015, there were no transfers between Levels 1, 2 or 3. For the fiscal year ended October 31, 2015, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $1,330,000 as of October 31, 2015. The value of the related collateral exceeded the value of the repurchase agreement at October 31, 2015.

c. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

d. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

e. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2015, the Fund used forward contracts to hedge certain emerging market currencies.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparties to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the fiscal year ended October 31, 2015, the Fund used interest rate swaps to hedge the Fund’s leverage.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination.

The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Certain swaps, including some interest rate swaps, when entered into, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, these swaps can no longer be traded over-the-counter and are subject to various regulations and rules of the CFTC. The Fund currently holds one swap that was subject to mandatory clearing and did not enter into any new swaps subject to clearing during the reporting period. In a centrally cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2015:

	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2015		Year Ended October 31, 2015
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)*	Variation margin receivable for centrally cleared swaps	$–	Variation margin payable for centrally cleared swaps	$40,418

Interest rate swaps (interest rate risk)	Unrealized appreciation on over-the-counter interest rate swaps	–	Unrealized depreciation on over-the-counter interest rate swaps	52,400

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	90,568	Unrealized depreciation on forward foreign currency exchange contracts	80,926
Total		$90,568		$173,744

Amounts listed as “–” are $0 or round to $0.

*	Includes cumulative appreciation/(depreciation) on exchange-traded swaps as reported in the Portfolio of Investments. Only current days variation margin is reported within the Statement of Assets and Liabilities.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2015 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities
Forward foreign currency contracts (2)
Citibank	$–	$–	$–	$–	$4,359	$–	$–	$4,359
Credit Suisse	88,916	–	–	88,916	–	–	–	–
JPMorgan Chase	1,652	(1,652)	–	–	1,897	(1,652)	–	245
State Street Bank & Trust Co.	–	–	–	–	74,670	–	–	74,670
Interest rate swaps (2)
Barclays	$–	$–	$–	$–	$52,400	$–	$(52,400)	$–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the fiscal year ended October 31, 2015:

Derivatives Not Accounted for as Hedging Instruments Under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(264,556)	$(963,217)

Forward foreign exchange contracts (foreign exchange risk)		1,687,491	(184,714)
Total		$1,422,935	$(1,147,931)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2015. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2015.

Forward foreign exchange contracts (Average Notional Value)	Swap Contracts (Average Notional Value)
$15,844,301	$34,125,000

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund is comprised of separately identifiable units called Qualified Business Units (“QBU”) (see the Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with QBUs for U.S. federal income purposes since 1991. The home office of the Fund is designated as the United States and of the QBUs are Australia, Canada and the United Kingdom with functional currency of Australian dollar, Canadian dollar and British pound sterling, respectively. The securities held within the Fund reside within one of the QBUs or the home office depending on certain factors including geographic region. As an example, New Zealand and Indonesian securities reside within the Australian QBU. When sold, Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. dollars based on the weighted average exchange rate for the period) but not currency gain/loss. When a New Zealand security is sold within the Australian QBU, the sale generates capital gain/loss as well as currency gain/loss from the currency exchange between the New Zealand dollar and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. dollar and the QBU functional currency is generated when money is

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the pooled U.S. dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the cumulative weighted average exchange rates for the periods such gain/loss was recognized.) Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”), serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement (the “Sub-Advisory agreement”) respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $237,459 to the Investment Adviser, with respect to the Fund, during the fiscal year ended October 31, 2015. As compensation for its services under the sub-advisory agreement, the Sub-Adviser

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

received $147,757 in sub-advisory fees, with respect to the Fund, during the fiscal year ended October 31, 2015.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2015, AAMI earned $159,953 from the Fund for administration fees.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Effective January 1, 2015, a portion of these investor relations services fees are capped at an annual rate of 0.05% of the Fund’s average net assets. For the fiscal year ended October 31, 2015, the Fund incurred fees of approximately $110,503 of which AAMI waived $13,880, for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2015, were $47,723,491 and $55,075,362, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value common stock. During the fiscal year ended October 31, 2015, the Fund repurchased 350,802 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of October 31, 2015, there were 8,844,758 shares of common stock issued and outstanding.

In January 2011, the Fund filed a “shelf” registration statement with the SEC, which permitted the Fund to issue up to $60 million in shares of common stock through one or more public offerings, including at-the-market offerings (“ATM” offerings), provided that the registration statement was updated and certain performance conditions were met over a three year period. Shares would be offered through ATM offerings only when market conditions were considered favorable. Such shares would only be issued when the premium to net asset value was greater than the costs associated with the transaction. Any proceeds raised through ATM offerings were used for investment purposes. There were no shares sold respectively through the ATM offering for the fiscal year ended October 31, 2015 and fiscal year ended October 31, 2014. Offering costs were previously capitalized as a prepaid expense. Upon the expiration of the shelf registration statement, prepaid Offering Costs associated with this registration statement were expensed. These remaining Offering Costs are noted on the Statement of Operations.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the fiscal year ended October 31, 2015 and fiscal year ended October 31, 2014, the Fund repurchased 350,802 shares and 208,590 shares, respectively, through this program.

7. Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2014. On November 26, 2014 and August 11, 2015, the Fund paid down $5,000,000 and $3,500,000, respectively, of the revolving credit facility. For the fiscal year ended October 31, 2015, the balance of the loan outstanding was $31,500,000, and the average interest rate on the loan facility was 1.23%. The average balance for the fiscal year was $34,556,164. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 365 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2015, the Fund incurred fees of approximately $17,294.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a net asset value of no less than $60,000,000. Prior to October 5, 2015, the Fund was required to maintain a NAV of no less than $75,000,000.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2015.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2017	1.25%	$31,500,000	$31,101,826

8. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$105,215,403	$4,975,070	$(2,495,084)	$2,479,986

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 was as follows:

	October 31, 2015	October 31, 2014
Distributions paid from:
Ordinary Income	$6,796,976	$8,626,949
Net long-term capital gains	–	–
Tax return of capital	768,965	–
Total tax character of distributions	$7,565,941	$8,626,949

As of October 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(9,045,333	)*
Other currency gains	(2,774,879)
Other temporary differences	(37,171)
Unrealized appreciation/(depreciation) – securities	1,692,733	**
Unrealized appreciation/(depreciation) – currency	(9,213,634	)**
Total accumulated earnings/(losses) – net	$(19,378,284)

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2015

*	On October 31, 2015, the Fund has a net capital loss carryforward of $(9,045,333) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. Capital loss carryforwards expire as follows:

Amounts	Expires
$1,010,377	2016 (Short-Term)
$4,448,923	2017 (Short-Term)
$1,263,047	Unlimited (Short-Term)
$2,322,986	Unlimited (Long-Term)
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, and other timing differences.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to premium amortization, swap reclasses and foreign currency losses. These reclassifications have no effect on net assets or net asset values per share.

Accumulated net investment income	Accumulated net realized loss	Accumulated net realized foreign exchange loss
$3,153,289	$(1,063,715)	$(2,089,574)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2015, other than those listed below.

On November 10, 2015 and December 9, 2015, the Fund announced that it will pay on November 30, 2015 and January 12, 2016, a distribution of $0.07 per share to all shareholders of record as of November 23, 2015 and December 31, 2015, respectively.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Aberdeen Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Global Income Fund, Inc. (the “Fund”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2015

Aberdeen Global Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Income Fund, Inc. during the fiscal year ended October 31, 2015:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/28/14-01/12/15	0.000%	75.24%
1/30/15-10/28/15	0.303%	66.51%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Global Income Fund, Inc. (“FCO” or the “Fund”) held on September 8, 2015, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (the “Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the “Sub-Adviser”). Collectively, the Investment Manager, the Investment Adviser and the Sub-Adviser are referred to herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In considering whether to approve the renewal of the Fund’s Advisory Agreements, the Board reviews a variety of information provided by the Advisers relating to FCO, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Advisers’ financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, consisting solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Directors considered the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the applicable Fund by the Advisers. The Board considered, among other things, the Advisers’ investment experience. The Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that they receive information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the applicable Advisory Agreements.

Investment performance of the Fund and the Advisers.  The Board received and reviewed with management, among other performance data, information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of its respective Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance. The Board concluded that overall performance results were satisfactory and supported continuation of the Advisory Agreements.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Board also considered that the compensation paid to the Investment Adviser and Sub-Adviser is paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board also considered information about the

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

Investment Adviser’s and Investment Sub-Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory and sub-advisory fees. The Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale.  The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compares relative to its Peer Group at higher asset levels.

The Directors also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
•

whether the Fund has operated in accordance with their investment objectives and the Fund’s record of compliance with their investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, such as reputational and other indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*  *  *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

As of October 31, 2015

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2016; Director since 2001	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, from 1991 to 2014 and a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, from 2000 to 2014. He was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	28	None

Independent Directors

P. Gerald Malone 48 Barmouth Road London SW18 2DP United Kingdom Year of Birth: 1950	Chairman of the Board; Class I Director	Term expires 2017; Director since 2005	Mr. Malone is, by profession, a solicitor of some 39 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London based oil services company and in addition, is Chariman of a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc.	27	None

Neville J. Miles 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class III Director	Term expires 2016; Director since 1999	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian companies.	27	None

William J. Potter c/o Aberdeen Asset Management Inc. 1735 Market St, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1948	Class II Director	Term expires 2018; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Peter D. Sacks c/o Aberdeen Asset Management Inc. 1735 Market St, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1945	Class II Director	Term expires 2018; Director since 1992	Mr. Sacks has been Founding Partner of Toron AMI International Asset Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada	27	None

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	Class I Director	Term expires 2017; Director since 1992	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to June 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009 of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., and Aberdeen Greater China Fund Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Kenneth Akintewe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Nicholas Bishop** Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1975	Vice President	Since 2014	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Director, Vice President and Head of Compliance – US Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Kevin Daly Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1960	Vice President	Since 2008	Currently, Senior Investment Manager on Aberdeen’s Emerging Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Director, Vice President and Head of Product-US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015	Currently, Bev Hendry is Co-Head of Americas and Chief Financial Officer. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief operating Officer.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adam McCabe*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Asian Fixed Income on the Fixed Income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Head of Fund Administration-U.S. and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Patrick O’Donnell Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	Vice President	Since 2013	Currently, Portfolio Manager for Aberdeen’s Euro Fixed income team. Previously, analyst and Derivatives Trader (from 2005-2011).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Victor Rodriguez*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1971	Vice President	Since 2009	Currently, Head of Fixed Income – Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Sofia Rosala* Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since 2014	Currently, Vice President and Deputy Head of Compliance and Adviser Chief Compliance Officer for Aberdeen Asset Management Inc. (since July 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate attorney with Morgan, Lewis and Bockius from May 2008-April 2011.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 11, 2015.
**	Messrs. Akintewe, Bishop, Cotton, Goodson, Hendry, Keener, Pittard, McCabe and Rodriguez and Mses. Ferrari, Kennedy, Melia, Nichols, Rosala and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., and Aberdeen Greater China Fund Inc., each of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Nicholas Bishop, Vice President

Kevin Daly, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Patrick O’Donnell, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.

FCO-ANNUAL

Item 2	– Code of Ethics.

(a)	As of October 31, 2015, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, the Codes of Ethics was revised in order to amend the definition of “employee” to extend Sarbanes-Oxley whistleblower protection to employees of private contractors that provide service to the Fund in accordance with the Supreme Court decision in Lawson v. FMR LLC, 134 S. Ct. 1158 (2014).

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3	– Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that John T. Sheehy, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sheehy as the Audit and Valuation Committee’s financial expert. Mr. Sheehy in an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4	– Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees		(c)[1] Tax Fees	(d) All Other Fees
October 31, 2015	$71,000	$0		$7,200	$0
October 31, 2014	$84,850	$5,250	[2]	$7,140	$0

1	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.
2	Amount related to the consent for the filing of the Registrant’s registration statement on February 28, 2014.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2015 and October 31, 2014, respectively KPMG billed $193,253 and $812,544 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5	– Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2015, the Audit and Valuation Committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6	– Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8	– Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 7, 2016

Individual & Position	Services Rendered	Past Business Experience
Victor Rodriguez Head of Asia-Pacific Fixed Income	Oversees management of fixed income division in Asia-Pacific	Currently, Head of Asia-Pacific Fixed Income for Aberdeen Asset Management Asia Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited (“CSAM”).

Patrick O’Donnell Investment Manager	Responsible for portfolio management	Currently Investment Manager on the Euro Fixed Income Team. While completing his thesis in 2005, Mr. O’Donnell joined Aberdeen as a summer intern on the emerging market debt team. Mr. O’Donnell then joined the Graduate analyst program and has since held the roles of quantitative analyst and derivatives trader prior to becoming a portfolio manager in 2011.

Kevin Daly Senior Investment Manager	Currently a Portfolio Manager on the Emerging Markets Debt team.	Currently Senior Investment Manager. He joined Aberdeen in 2007 having spent previous 10 years at Standard & Poor’s in London and Singapore.

Nick Bishop Head of Fixed Income Australia	Oversees management of the Australian Fixed Income team	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Adam McCabe Head of Asian Fixed Income	Responsible for Asian fixed income	Currently Head of Asian Fixed Income, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. He joined Aberdeen in 2009 following the acquisition of the CSAM business. He worked for CSAM since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

(a)(2) The information in the table below is as of October 31, 2015

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Victor Rodriguez	Registered Investment Companies	4	$2,226.96	0	$0
	Pooled Investment Vehicles	47	$3,013.64	0	$0
	Other Accounts	63	$10,116.79	1	$37.77
Patrick O’Donnell	Registered Investment Companies	6	$468.71	0	$0
	Pooled Investment Vehicles	118	$23,750.82	0	$0
	Other Accounts	173	$51,509.42	2	$320.83
Kevin Daly	Registered Investment Companies	6	$468.71	0	$0
	Pooled Investment Vehicles	118	$23,750.82	0	$0
	Other Accounts	173	$51,509.42	2	$320.83
Nick Bishop	Registered Investment Companies	4	$2,226.96	0	$0
	Pooled Investment Vehicles	47	$3,013.64	0	$0
	Other Accounts	63	$10,116.79	1	$37.77
Adam McCabe	Registered Investment Companies	2	$1,356.72	0	$0
	Pooled Investment Vehicles	29	$1,262.47	0	$0
	Other Accounts	35	$4,406.19	0	$0

Total assets are as of October 31, 2015 and have been translated .to U.S. dollars at a rate of £1.00 = $1.54.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2015
Victor Rodriguez	$0
Patrick O’Donnell	$0
Kevin Daly	$0
Nick Bishop	$0
Adam McCabe	$0

(b) Not applicable.

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2014 through November 30, 2014	None	None	None	919,556
December 1, 2014 through December 31, 2014	51,397	$9.72	51,397	868,159
January 1, 2015 through January 31, 2015	48,503	$9.64	48,503	819,656
February 1, 2015 through February 28, 2015	29,800	$9.44	29,800	789,856
March 1, 2015 through March 31, 2015	26,000	$9.27	26,000	763,856
April 1, 2015 through April 30, 2015	33,236	$9.42	33,236	730,620
May 1, 2015 through May 31, 2015	16,900	$9.40	16,900	713,720
June 1, 2015 through June 30, 2015	34,460	$8.90	34,460	679,260
July 1, 2015 through July 31, 2015	35,464	$8.40	35,464	643,796
August 1, 2015 through August 31, 2015	30,642	$8.17	30,642	613,154
September 1, 2015 through September 30, 2015	28,400	$7.73	28,400	584,754
October 1, 2015 through October 31, 2015	16,000	$7.91	16,000	568,754

Total	350,802	$9.02	350,802	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: January 7, 2016

By:	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer of Aberdeen Global Income Fund, Inc.

Date: January 7, 2016

EXHIBIT LIST

12(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), and 12(c)(5) Distribution notice to stockholders

12(d) – Registrant’s Proxy Voting Policies

12(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies